UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 5, 2007

LIBERTY TAX CREDIT PLUS II L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-24660	13-3458180
(Commission File Number)	(IRS Employer Identification No.)

625 Madison Avenue
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 317-5700

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 5, 2007, Liberty Tax Credit Plus II L.P. (the “Partnership”) issued a press release announcing that the Partnership will make a distribution to BAC holders of record as of December 31, 2006. A copy of the Partnership’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits
	99.1	Press release, dated March 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY TAX CREDIT PLUS II L.P.

By:	RELATED CREDIT PROPERTIES II L.P.,
a General Partner

By:	Related Credit Properties II Inc.,
its General Partner

Date: March 5, 2007	By:	/s/ Alan P. Hirmes

Alan P. Hirmes

President (Chief Executive Officer

and Chief Financial Officer)

By:	LIBERTY GP II INC.,
a General Partner

Date: March 5, 2007	By:	/s/ Alan P. Hirmes

Alan P. Hirmes

President

By:	LIBERTY ASSOCIATES II, L.P.,
a General Partner

By:	Related Credit Properties II Inc.,
its General Partner

Date: March 5, 2007	By:	/s/ Alan P. Hirmes

Alan P. Hirmes

President

By:	Liberty GP II Inc.,
its General Partner

Date: March 5, 2007	By:	/s/ Alan P. Hirmes

Alan P. Hirmes

President

Exhibit Index

99.1	Press release, dated March 5, 2007